Annual Statement as to Compliance

For the Year Ended December 31, 2017

United States Department of Education

College and University Facility Loan Trust Two

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

(i)

A review of the activities and performance of Berkadia as Special Servicer during the period under this Servicing Agreement, has been made under my supervision, and, to the best of my knowledge, based on such review, Berkadia as Special Servicer, has fulfilled in all material respects, all of its duties, responsibilities, or obligations under this Servicing Agreement throughout the period.

(ii)	I confirm that Berkadia Special Servicer is in compliance with the requirements of Section 2.02 hereof.

Berkadia,

Mark E. McCool
President
February 20, 2018

Inv. 003 Lib. G

Annual Statement as to Compliance

For the Year Ended December 31, 2017

United States Department of Education

College and University Facility Loan Trust Two

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

i.

As an officer signing this certificate I have reviewed the activities and performance of Berkadia Commercial Mortgage as Master Servicer during the preceding fiscal year under the Servicing Agreement and, to the best of such officer’s knowledge, the Servicer has fulfilled all of the duties, responsibilities under this servicing agreement throughout such year.

ii.	I confirm that Berkadia as Master Servicer is in compliance with the requirements of Section 202.

Berkadia,

Mark E. McCool
President
February 20, 2018

Inv. 3 Lib. G

Report on Compliance with

Minimum Servicing Standards

Berkadia Commercial Mortgage LLC

Master Servicing Platform

December 31, 2017

Management’s Assertion Concerning Compliance

with Minimum Master Servicing Standards

February 15, 2018

We, as members of management of Berkadia Commercial Mortgage LLC (“Berkadia” or the “Company”), are responsible for complying with the servicing standards identified in the attached Exhibit I (the “Specified Minimum Servicing Standards”), as set forth in the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers (“USAP”). We also are responsible for establishing and maintaining effective internal control over compliance with these Specified Minimum Servicing Standards. We have performed an evaluation of the Company’s compliance with the Specified Minimum Servicing Standards with respect to the Company’s master servicing of mortgage loans for the period January 1, 2017 through December 31, 2017. Based on this evaluation, we assert that during the year ended December 31, 2017, Berkadia complied, in all material respects, with the Specified Minimum Servicing Standards.

The Company had in effect fidelity bond or crime insurance in the aggregate amount of $100,000,000 from January 1, 2017 through December 31, 2017, and an errors and omissions policy in the amount of $100,000,000 from January 1, 2017 through December 31, 2017.

Mark E. McCool
Executive Vice President
Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Specified Minimum Servicing Standards

I.	CUSTODIAL BANK ACCOUNTS

1.	Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

•	Be mathematically accurate;

•	Be prepared within thirty (30) calendar days after the cutoff date;

•	Be reviewed and approved by someone other than the person who prepared the reconciliation; and

•	Document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of identification.

2.	Funds of the servicing entity shall be advanced as specified in the servicing agreement in cases where there is an overdraft in an investor’s or a mortgagor’s account.

3.

All cash for each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor or in an investment account in accordance with the applicable servicing agreement requirements.

4.	Escrow funds held in trust for a mortgagor shall be returned to the mortgagor within thirty (30) calendar days of payoff of the mortgage loan.

II.	MORTGAGE PAYMENTS

1.

Mortgage payments which are properly identified with the Company’s account number and which agree to the total amount of the scheduled payment due shall be deposited into the clearing bank accounts and related custodial bank accounts within two business days of receipt. Any mortgage payments which do not meet these parameters will be researched and deposited into the appropriate bank accounts within five business days of receipt.

2.	Mortgage payments made in accordance with the mortgagor’s loan documents shall be posted to the applicable mortgagor records within two business days of receipt.

III.	DISBURSEMENTS

1.	Disbursements made via wire transfer on behalf of a mortgagor or investor shall be made only by authorized personnel.

2.	Amounts remitted to investors per the servicer’s investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

Exhibit I

IV.	INVESTOR ACCOUNTING AND REPORTING

1.

The servicing entity’s investor reports shall agree with, or reconcile to, investors records on a monthly basis as to the total unpaid principle balance and number of loans serviced by the servicing entity.

V.	INSURANCE POLICIES

1.	A fidelity bond and errors and omissions policy shall be in effect on the servicing entity in the amount of coverage represented to investors in management’s assertion.

Report on Compliance with

Minimum Servicing Standards

Berkadia Commercial Mortgage LLC

Special Servicing Platform

December 31, 2017

Management’s Assertion Concerning Compliance

with Minimum Special Servicing Standards

February 15, 2018

We, as members of management of Berkadia Commercial Mortgage LLC (“Berkadia” or the “Company”), are responsible for complying with the servicing standards identified in the attached Exhibit I (the “Specified Minimum Servicing Standards”), as set forth in the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers (“USAP”). We also are responsible for establishing and maintaining effective internal control over compliance with these Specified Minimum Servicing Standards. We have performed an evaluation of the Company’s compliance with the Specified Minimum Servicing Standards with respect to the Company’s special servicing of mortgage loans for the period January 1, 2017 through December 31, 2017. Based on this evaluation, we assert that during the year ended December 31, 2017, Berkadia complied, in all material respects, with the Specified Minimum Servicing Standards.

The Company had in effect fidelity bond or crime insurance in the aggregate amount of $100,000,000 from January 1, 2017 through December 31, 2017, and an errors and omissions policy in the amount of $100,000,000 from January 1, 2017 through December 31, 2017.

Mark E. McCool
Executive Vice President
Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Specified Minimum Servicing Standards

I.	RECORDKEEPING

Records documenting the status of the loan shall be maintained during the period the loan is assigned to the special servicer. Such records shall describe the entity’s activities in monitoring the current status of the loan and are updated to reflect a change in status to be communicated to the investor. (1)

II.	INSURANCE

A fidelity bond and errors and omission policy shall be in effect on the servicing entity in the amount of coverage represented to investors.

(1)	The Company did not have any active special serviced loans and therefore, did not perform any special servicing activities for the 12-month period ended December 31, 2017.

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of June 01, 2018 through June 30, 2018

Collections:

Principal Payments	190,000.00
Interest Payments	24,300.00

Total Principal and Interest Collections	214,300.00

Payments and Reversals Posted to Suspense	—

Total Collections	214,300.00

Less: Servicing Fees (not withheld from remittances)	(630.00)

Net Collections	213,670.00

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of June 01, 2018 through June 30, 2018

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees

06012018	30101601	AUBURN UNIVER	—	2,100.00	2,100.00	140,000.00	52.50
06012018	30119903	MISSISSIPPI S	—	4,200.00	4,200.00	280,000.00	105.00
06012018	30137901	VINCENNES UNI	190,000.00	18,000.00	208,000.00	1,200,000.00	450.00
06012018	30127402	ST MARY’S COL	12,000.00	900.00	12,900.00	60,000.00	22.50
							—
							—
							—

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of June 01, 2018 through June 30, 2018

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

none to report

TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of June 01, 2018 through June 30, 2018

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of June 30, 2018

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

30101601	AUBURN UNIVER	3	140,000.00	12/1/2018
30104201	CALIFORNIA ST	3	333,000.00	11/1/2019
30106904	COLLEGE OF SA	3	21,000.00	10/1/2018
30112301	GEORGETOWN UN	3	513,000.00	11/1/2020
30112302	GEORGETOWN UN	4	1,370,000.00	11/1/2020
30116201	LASSEN JUNIOR	3	54,000.00	4/1/2020
30119903	MISSISSIPPI S	3	280,000.00	12/1/2020
30133201	UNIV STU COOP	3	100,000.00	4/1/2019
30136801	UNIVERSITY OF	3	83,000.00	10/1/2019
30137802	VILLANOVA UNI	3	75,000.00	4/1/2019
30137901	VINCENNES UNI	3	1,010,000.00	6/1/2023

	TOTALS:		3,979,000.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of June 30, 2018

Loan Number	Borrower Name	Next Payment Due	P and I Due
none to report

TOTAL:			—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of June 30, 2018

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of July 01, 2018 through July 31, 2018

Collections:

Principal Payments	—
Interest Payments	—

Total Principal and Interest Collections	—

Payments and Reversals Posted to Suspense	—

Total Collections	—

Less: Servicing Fees (not withheld from remittances)	—

Net Collections	—

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of July 01, 2018 through July 31, 2018

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
none to report							—
—
—
—
—
—
—
TOTALS:							—

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of July 01, 2018 through July 31, 2018

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

none to report

TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of July 01, 2018 through July 31, 2018

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount
none to report

TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of July 31, 2018

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

30101601	AUBURN UNIVER	3	140,000.00	12012018
30104201	CALIFORNIA ST	3	333,000.00	11012019
30106904	COLLEGE OF SA	3	21,000.00	10012018
30112301	GEORGETOWN UN	3	513,000.00	11012020
30112302	GEORGETOWN UN	4	1,370,000.00	11012020
30116201	LASSEN JUNIOR	3	54,000.00	4012020
30119903	MISSISSIPPI S	3	280,000.00	12012020
30133201	UNIV STU COOP	3	100,000.00	4012019
30136801	UNIVERSITY OF	3	83,000.00	10012019
30137802	VILLANOVA UNI	3	75,000.00	4012019
30137901	VINCENNES UNI	3	1,010,000.00	6012023

	TOTALS:		3,979,000.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of July 31, 2018

Loan Number	Borrower Name	Next Payment Due	P and I Due

none to report
TOTAL:			—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of July 31, 2018

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of August 01, 2018 through August 31, 2018

Collections:

Principal Payments	—

Interest Payments	—

Total Principal and Interest Collections	—

Payments and Reversals Posted to Suspense	—

Total Collections	—

Less: Servicing Fees (not withheld from remittances)	—

Net Collections	—

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of August 01, 2018 through August 31, 2018

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
none to report							—
—
—
—
—
—
—
TOTALS:							—

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of August 01, 2018 through August 31, 2018

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

none to report

TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of August 01, 2018 through August 31, 2018

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of August 31, 2018

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

30101601	AUBURN UNIVER	3	140,000.00	12/1/2018
30104201	CALIFORNIA ST	3	333,000.00	11/1/2019
30106904	COLLEGE OF SA	3	21,000.00	10/1/2018
30112301	GEORGETOWN UN	3	513,000.00	11/1/2020
30112302	GEORGETOWN UN	4	1,370,000.00	11/1/2020
30116201	LASSEN JUNIOR	3	54,000.00	4/1/2020
30119903	MISSISSIPPI S	3	280,000.00	12/1/2020
30133201	UNIV STU COOP	3	100,000.00	4/1/2019
30136801	UNIVERSITY OF	3	83,000.00	10/1/2019
30137802	VILLANOVA UNI	3	75,000.00	4/1/2019
30137901	VINCENNES UNI	3	1,010,000.00	6/1/2023

	TOTALS:		3,979,000.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of August 31, 2018

Loan Number	Borrower Name	Next Payment Due	P and I Due

none to report

TOTAL:			—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of August 31, 2018

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for June 2018							DTL

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires
20180601	6012018	30101601	Auburn University	—	2,100.00	2,100.00	140,000.00	—	2,100.00	—	2,100.00
20180601	6012018	30119903	Mississippi State University	—	4,200.00	4,200.00	280,000.00	—	4,200.00	—	4,200.00
20180601	6012018	30137901	Vincennes University	190,000.00	18,000.00	208,000.00	1,200,000.00	190,000.00	18,000.00	—	208,000.00
											—
											—
											—

System Credits 6/1												214,300.00

System Debits 6/1												—

Bank Credit 6/4

Bank Credit 6/4

Bank Debit 6/4

Trustee Wire 6/4

											—
											—
											—
											—

System Credits 6/4												—

System Debits 6/4												—

Bank Credit 6/4													214,300.00

Bank Credit 6/4

Bank Debit 6/4

Trustee Wire 6/4														214,300.00

			TOTALS:	190,000.00	24,300.00	214,300.00	1,620,000.00	190,000.00	24,300.00	—	214,300.00	214,300.00	214,300.00	214,300.00	—

Loans Due in Current Period and Paid in Prior Period:
	06012018	30127402	ST MARY’S COL	12,000.00	900.00	12,900.00	60,000.00
			TOTALS:	12,000.00	900.00	12,900.00	60,000.00

Loans Due in Current Period Not Yet Paid:
none
			TOTALS:	—	—	—	—

			GRAND TOTAL:	202,000.00	25,200.00	227,200.00	1,680,000.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

June-18

Total System Credits @ 6/30	214,300.00

Total Bank Credits @ 6/30	214,300.00

in transit wire
in transit credit
payment reversal
payment reversal
payment reversal
Service Fee refund due Trust
Direct to Lender payments
overdraft funding
in transit
214,300.00

Adjusted Bank Credits:	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

June-18

Total Bank Credits @ 6/30	214,300.00

Total Debits to Trustee @ 6/30	214,300.00

Service Fees
Inspection Fees

Trust Expense

payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
Trust Expense refund due Trust

repayment of duplicate overdraft funding
Overdraft Funding repayment

Adjusted Debits to Trustee	214,300.00

—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for July 2018

DTL
Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires

—
—
—
—
—

System Credits 7/2											—	—

System Debits 7/2												—

Bank Credit 7/2

Bank Credit 7/2

Bank Debit 7/2

Trustee Wire 7/2

			TOTALS:	—	—	—	—	—	—	—	—	—	—	—	—

Loans Due in Current Period and Paid in Prior Period:

none

	TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:

none

	TOTALS:	—	—	—	—

	GRAND TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

July-18

Total System Credits @ 7/31	—

Total Bank Credits @ 7/31	—

in transit wire
in transit credit

payment reversal
payment reversal
payment reversal
Service Fee refund due Trust

Direct to Lender payments

overdraft funding

in transit
—

Adjusted Bank Credits:	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

July-18

Total Bank Credits @ 7/31	—

Total Debits to Trustee @ 7/31	—

Service Fees
Inspection Fees
Trust Expense
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
Trust Expense refund due Trust
repayment of duplicate overdraft funding
Overdraft Funding repayment

Adjusted Debits to Trustee	—

—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for August 2018								DTL

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires

—
—
—
—

—
—
System Credits 8/1												—

System Debits 8/1												—

Bank Credit 8/1

Bank Credit 8/1

Bank Debit 8/1

Trustee Wire 8/1

			TOTALS:	—	—	—	—	—	—	—	—	—	—	—	—

Loans Due in Current Period and Paid in Prior Period:

none

			TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:

none

			TOTALS:	—	—	—	—

			GRAND TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

August-18

Total System Credits @ 8/31	—

Total Bank Credits @ 8/31	—

in transit wire
in transit credit

payment reversal
payment reversal
payment reversal
Service Fee refund due Trust

Direct to Lender payments

overdraft funding

in transit

—

Adjusted Bank Credits:	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

August-18

Total Bank Credits @ 8/31	—

Total Debits to Trustee @ 8/31	—

Service Fees
Inspection Fees
Trust Expense
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
Trust Expense refund due Trust
repayment of duplicate overdraft funding Overdraft Funding repayment
—

Adjusted Debits to Trustee	—